UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2010

SUPERTEX, INC.

(Exact name of registrant as specified in its charter)

California	0-12718	94-2328535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Bordeaux Drive, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 408-222-8888

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.   Results of Operations and Financial Condition.

Item 9.01.   Financial Statements and Exhibits.

Signatures

Item 2.02.    Results of Operations and Financial Condition.

On July 27, 2010, Supertex, Inc. (the “Company”) announced via press release the Company’s financial results for its fiscal 2011 First quarter ended July 3, 2010.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

          Exhibit 99.1, Registrant’s press release dated July 27, 2010, is furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertex, Inc.
(Registrant)

Date: July 27, 2010	By	/s/ Phillip A. Kagel
	Name	Phillip A. Kagel
	Title	Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit                   Description

99.1	Registrant's press release dated July 27, 2010, is furnished pursuant to Item 2.02 of Form 8-K.